FOR IMMEDIATE RELEASE,

CONTACT:
                                                    [HLM logo appears here]
                                                    HLM Design

J. Rossi                      Bob Schu           Architecture  Atlanta, GA
Corporate Director of         Desmond Towey      Engineering   Charlotte, NC
Marketing and Communications  Desmond Towey      Planning      Chicago, IL
HLM Design, Inc.              & Associates                     Denver, CO
Tel: 704-358-0779             Tel: 212-888-7600                Iowa City, IA
Fax: 704-358-0229             Fax: 212-888-7686                Orlando, FL
                                                               Philadelphia, PA
                                                               Portland, OR
                                                               Sacramento, CA
                                                               Washington, DC

         HLM DESIGN, INC. COMPLETES PURCHASE OF JPJ ARCHITECTS, INC.

Charlotte, North Carolina (November 2, 1998) - HLM DESIGN, INC. (NASDAQ Small
Cap: HLMD) announced today that it has completed the acquisition of JPJ Architects, Inc., one of Dallas' larger architectural and interior design firms with over 65 employees.

The acquisition has raised HLM Design, Inc.'s annualized design construction volume to over $900 million and annualized gross income to over $45 million.
By integrating the capabilities of JPJ Architects, Inc., HLM Design, Inc. is now able to pursue broader business opportunities.

HLM Design, Inc. President and Chief Executive Officer Joseph M. Harris, AIA said, "The combination of JPJ's presence in Dallas with the national expertise of HLM Design will present substantial competitive advantages. JPJ's focus in the corporate, education and university markets broadens the existing HLM Design client base."

JPJ Architects, Inc.'s diversified practice spans over 36 years and includes completed projects in 80 cities in Texas, 19 states, and eight countries outside the U.S. JPJ Architects has developed a strong portfolio in corporate facilities, interior design, office buildings, educational facilities, master planning, and large public projects.

HLM Design, Inc. consolidates architectural, engineering and planning firms. The company provides operating efficiencies and geographic and service diversification for its clients and component firms. Firms managed by HLM Design, Inc. are located in eleven cities and serve commerical and institutional clients nationwide.

                                    #   #    #
                                                        Suite 2950
                                                        121 West Trade Street
                                                        Charlotte, NC 28202-5399

                                                        704.
                                                        358.0229 fax
                                                        358.0779

FOR IMMEDIATE RELEASE

CONTACT:
                                                    [HLM logo appears here]
                                                    HLM Design

J. Rossi                                         Architecture  Atlanta, GA
Corporate Director of                            Engineering   Charlotte, NC
Marketing and Communications                     Planning      Chicago, IL
HLM Design, Inc.                                               Denver, CO
Tel: 704-358-0779                                              Iowa City, IA
Fax: 704-358-0229                                              Orlando, FL
                                                               Philadelphia, PA
                                                               Portland, OR
                                                               Sacramento, CA
                                                               Washington, DC

                         JPJ ARCHITECTS JOINS HLM DESIGN


Charlotte, North Carolina, (November 3, 1998)--HLM Design announced today that JPJ Architects, Inc., one of Dallas' larger architectural and interior design firms with over 65 employees, joined the firm.

By integrating the capabilities of JPJ Architects, Inc., HLM Design, Inc. is now able to pursue broader business opportunities. HLM Design, Inc. President and Chief Executive Officer Joseph M. Harris, AIA, said, "The combination of JPJ's presence in Dallas with the national expertise of HLM Design will present substantial competitive advantages. JPJ's focus in the corporate, education and university markets broadens the existing HLM Design client base."

JPJ Architects, Inc.'s diversified practice spans over 36 years and includes completed projects in 80 cities in Texas, 19 states, and eight countries outside the U.S. JPJ Architects has developed a strong portfolio in corporate facilities, interior design, office buildings, educational facilities, master planning, and large public projects.

Headquartered in Charlotte, North Carolina, HLM Design in addition to Dallas also has offices in Philadelphia, Pennsylvania; Washington, D.C.; Orlando, Florida; Chicago, Illinois; Iowa City, Iowa; Denver, Colorado; Portland, Oregon; and Sacramento, California. HLM Design's national practice includes healthcare planning and design for major medical centers including Duke Medical University Medical Center and the University of Chicago.

                                      more

                                                        Suite 2950
                                                        121 West Trade Street
                                                        Charlotte, NC 28202-5399

                                                        704.
                                                        358.0229 fax
                                                        358.0779

JPJ Architects Joins HLM Design
Page two
                                                     [HLM logo appears here]
                                                     HLM Design

                                                  Architecture  Atlanta, GA
                                                  Engineering   Charlotte, NC
                                                  Planning      Chicago, IL
                                                                Denver, CO
                                                                Iowa City, IA
                                                                Orlando, FL
                                                                Philadelphia, PA
                                                                Portland, OR
                                                                Sacramento, CA
                                                                Washington, DC

The firm has designed major research facilities for Johns Hopkins University and the Mayo Foundation, and is currently designing two new biomedical research facilities for the National Institutes of Health.

HLM Design also maintains a national practice in courts design. Among the award-winning courthouses designed by the firm are: U.S. Federal Courthouse, Sacramento, California; Orange County Courthouse Complex, Orlando, Florida; U.S. Federal Courthouse, St. Louis, Missouri; Arlington County Courthouse, Arlington, Virginia; and the Howard H. Baker Federal Courthouse, Knoxville, Tennessee.

                                     # # #

                                                        Suite 2950
                                                        121 West Trade Street
                                                        Charlotte, NC 28202-5399

                                                        704.
                                                        358.0229 fax
                                                        358.0779